Exhibit 10.7

TWELFTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND FIRST AMENDMENT TO GUARANTY

This Twelfth Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guaranty (this “Amendment”), dated as of March 16, 2023, is by and among MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”), CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”), and CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 25, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 26, 2023 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, in connection therewith, Guarantor entered into that certain Guaranty in favor of Buyer, dated as of January 26, 2017 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”).

WHEREAS, Seller, Guarantor and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement and the Guaranty.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)
The definition of “Maximum Purchase Percentage” in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Purchase Percentage” shall mean, with respect to any Purchased Asset, eighty percent (80.0%) or as otherwise specified in the applicable Confirmation.

(b)
The definition of “Purchase Percentage” in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Purchase Percentage” shall mean, with respect to any Purchased Asset, the applicable Maximum Purchase Percentage or as otherwise specified in the applicable Confirmation.

(c)
Section 9(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before: (i) January 26, 2024, Seller has one (1) option to extend the then current Facility Termination Date to January 26, 2025 and (ii) January 26, 2025, Seller has one (1) option to request an extension of the then current Facility Termination Date to January 26, 2026. Seller may only exercise the extension referred to in clause (i) of the preceding sentence if on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer. Such request referred to in clause (ii) of the second preceding sentence may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (x) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the then current Facility Termination Date, (y) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the then current Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), and (z) on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer.”

(d)
Schedule 1 to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following: “Reserved.”

2.
Amendment of Guaranty.

(a)
Section 1 of the Guaranty is hereby amended to include the following definition:

““Recourse Indebtedness” shall mean, for any period, with respect to any Person and its consolidated Subsidiaries, without duplication, the Total Indebtedness of such Person and its consolidated Subsidiaries, determined in accordance with GAAP, for which such Person or any of its consolidated Subsidiaries are directly responsible or liable as obligor or guarantor, as of such date, but excluding the following: (i) Indebtedness under convertible debt notes not subject to margin calls, (ii) recourse Indebtedness arising solely by reason of customary recourse carve-outs under a non recourse guaranty or agreement, including, but not limited to, fraud, misappropriation and misapplication, and environmental indemnities, but, in any case, only to the extent that no full recourse condition under the applicable guaranty or agreement has been triggered and no claim has been made or threatened to be made under the applicable guaranty or agreement, and (iii) any springing recourse obligations (including guarantee obligations) of such Person (or any of its consolidated Subsidiaries) in connection with the issuance of, and obligations under, the securities or related instruments or certificates in a collateralized loan obligation transaction for which the related recourse trigger has not occurred and with respect to which no claim has been made.”

(b)
Section 9(a)(i) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(i) permit its Cash Liquidity at any time to be less than the greater of (A) five percent (5%) of Guarantor’s Recourse Indebtedness and (B) Twenty Million and No/100 Dollars ($20,000,000.00);”

following:

(c)
Section 9(a)(iv) of the Guaranty is hereby deleted in its entirety and replaced with the

“(iv) permit at any time the ratio of (i) EBITDA for the period of twelve (12) consecutive months ended on or prior to such date of determination to (ii) Interest Expense for such period to be less than 1.40 to 1.00.”

3.
Seller Representations. Seller hereby represents and warrants that:

(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b)
all representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report); and

(c)
(i) no amendments have been made to the organizational documents of Seller since January 26, 2017, and (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

4.
Guarantor Representations. Guarantor hereby represents and warrants that:

(a)
no Event of Default or, to Guarantor’s Knowledge, Default has occurred and is continuing under the Guaranty as of the date hereof, and no Default or Event of Default will occur under the Guaranty as a result of the execution, delivery and performance by Guarantor of this Amendment; and

(b)
all representations and warranties in the Guaranty are true, correct, complete and accurate in all respects as of the date hereof.

5.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)
Amendment. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer.

(b)
Fees. Payment by Seller of (i) the Extension Fee and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

(c)
Officer’s Certificate. A signed Officer’s Certificate of Seller and Guarantor certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since January 26, 2017, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)
Good Standing. Certificates of existence and good standing and/or qualification to engage in business for the Seller, Pledgor and Guarantor.

6.
Continuing Effect; Reaffirmation of Pledge Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement, the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Pledge and Security Agreement is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

7.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement and the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

8.
Further Agreements. Seller and Guarantor agree to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

10.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

11.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

12.
References to Transaction Documents. All references to the Master Repurchase Agreement and the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or Guaranty, as applicable, as amended hereby, unless the context expressly requires otherwise.

13.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement, the Guaranty or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement, the Guaranty or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the patties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A.,

a national banking association

By:

Name: William P. Bowman

Title: Authorized Signatory

[Signatures continue on the following page]

SELLER:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:

Name: Priyanka Garg

Title: Authorized Signato

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a Maryland

corporation

By:

Name: Priyanka Garg

Title: Executive Vice President - Portfolio and Asset Management

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC, a Delaware

limited liability company

By:

Name: Priyanka Garg

Title: Authorized Signatory